COLONIAL MUNICIPAL INCOME TRUST
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 1998

Dear Shareholder:

         The Annual Meeting of Shareholders (Meeting) of Colonial Municipal Income Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Wednesday, April 29, 1998, at 10:00 a.m., Eastern time, to:

          1.  Elect two Trustees;

          2.  Ratify the selection of independent accountants; and

          3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                          By order of the Trustees,



                                          Michael H. Koonce, Secretary


March 20, 1998

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.


IT-85/888E-0298

                                 PROXY STATEMENT
                               General Information

                                                                  March 20, 1998

         The enclosed proxy, which was first mailed on March 20, 1998, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

         Holders of thirty percent of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On February 2, 1998, the Fund had outstanding 27,475,276 shares of beneficial interest. Shareholders of record at the close of business on February 2, 1998 will have one vote for each share held. As of February 2, 1998, The Depository Trust Company (Cede & Co.), 7 Hanover Square, New York, New York 10004 owned of record 20,404,563 shares representing 74.27% of the Fund's outstanding shares.

         Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

         Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02110 or by calling 1-800-426-3750.

1.       Election of Two Trustees.

         Messrs. Mayer and Sullivan (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or until a successor is elected. The Board of Trustees currently consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. Effective April 24, 1998, Messrs. Ireland, Shinn and Weeks will retire as Trustees of the Fund.

         The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

           1999                     2000                     2001
           ----                     ----                     ----

           Mr. Birnbaum             Ms. Collins              Mr. Mayer
           Mr. Bleasdale            Mr. Lowry                Mr. Sullivan
           Mr. Grinnell             Mr. Neuhauser
           Mr. Moody

         The following table sets forth certain information about the Board of
Trustees:

                                                                    Shares
                                                                    Beneficially
                                                                    Owned and
                                                                    Percent of
                                                                    Fund at
Name                  Trustee      Principal Occupation (1) and     February 2,
(Age)                 since               Directorships             1998 (2)

Robert J. Birnbaum    1995      Retired (formerly Special Counsel,
(70)                            Dechert Price & Rhoads--law).
                                Director or Trustee: Colonial Funds,
                                Liberty All-Star Equity Fund, Liberty
                                All-Star Growth Fund, Inc., The
                                Emerging Germany Fund.                    -0-

Tom Bleasdale         1992      Retired (formerly Chairman of the
(67)                            Board and Chief Executive Officer,
                                Shore Bank & Trust Company--banking).
                                Director or Trustee: Colonial Funds,
                                Empire Company Limited.                   -0-

Lora S. Collins       1992      Attorney (formerly Attorney, Kramer,
(62)                            Levin, Naftalis & Frankel--law).
                                Trustee:  Colonial Funds.                 -0-

James E. Grinnell     1995      Private Investor.  Director or
(68)                            Trustee: Colonial Funds, Liberty
                                All-Star Equity Fund, Liberty
                                All-Star Growth Fund, Inc.                -0-

Richard W. Lowry      1995      Private Investor.  Director or
(61)                            Trustee: Colonial Funds, Liberty
                                All-Star Equity Fund, Liberty
                                All-Star Growth Fund, Inc.                -0-

William E. Mayer*     1994      Partner, Development Capital, LLC
(57)                            (investments) (formerly Dean of the
                                College of Business and Management,
                                University of Maryland--higher
                                education; Dean of the Simon Graduate
                                School of Business, University of
                                Rochester--higher education).
                                Director or Trustee:  Colonial Funds,
                                Hambrecht & Quist Incorporated, Chart
                                House Enterprises, Johns Manville.        -0-

James L. Moody, Jr.   1987      Retired (formerly Chairman of the
(66)                            Board, Chief Executive Officer and
                                Director, Hannaford Bros. Co.--food
                                distributor).   Director or Trustee:
                                Colonial Funds, Penobscot Shoe Co.,
                                UNUM Corporation, IDEXX Laboratories,
                                Inc., Staples, Inc., Empire Company
                                Limited.                                  -0-

John J. Neuhauser     1987      Dean of the School of Management,
(55)                            Boston College (higher education).
                                Director or Trustee: Colonial Funds,
                                Hyde Athletic Industries, Inc.            -0-

Robert L. Sullivan    1989      Retired Partner, Peat Marwick Main &
(70)                            Co. (management consulting) (formerly
                                self-employed Management Consultant).
                                Trustee: Colonial Funds.                  -0-

* Mr. Mayer is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act) because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On February 2, 1998, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

         In this Proxy Statement, the "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

         The following table sets forth certain information about the executive officers of the Fund:


                                                                           Shares
                   Executive                                               Beneficially
Name               Officer                                                 Owned and
(Age)              Since                                                   Percent of
                                                                           Fund at
                                                                           February 2,
                            Office with Fund; Principal Occupation (3)     1998 (4)

Harold W. Cogger            President of the Fund and of the Colonial
(62)               1993     Funds since March, 1996 (formerly Vice
                            President from July, 1993 to March, 1996);
                            Chairman of the Board since March, 1996 and
                            Director since March, 1984 of the Adviser
                            (formerly President from July, 1993 to
                            December, 1996, Chief Executive Officer from
                            March, 1995 to December, 1996 and Executive
                            Vice President from October, 1989 to July,
                            1993); Director since October, 1991 and
                            Chairman of the Board since March, 1996 of
                            The Colonial Group, Inc. (TCG) (formerly
                            President from October, 1994 to December,
                            1996 and Chief Executive Officer from March,
                            1995 to December, 1996);  Executive Vice
                            President and Director since March, 1995 of
                            Liberty Financial Companies, Inc. (Liberty
                            Financial).  Director or Trustee:  Liberty
                            All-Star Equity Fund, Liberty All-Star Growth
                            Fund, Inc., Stein Roe & Farnham Incorporated.   -0-


                                       5


Davey S. Scoon              Vice President of the Fund and of the
(51)               1993     Colonial Funds since June, 1993 (formerly
                            Treasurer from March, 1985 to June, 1993);
                            Executive Vice President since July, 1993 and
                            Director since March, 1985 of the Adviser
                            (formerly Senior Vice President and Treasurer
                            from March, 1985 to July, 1993); Executive
                            Vice President and Chief Operating Officer
                            since March, 1995 of TCG (formerly Vice
                            President - Finance and Administration and
                            Treasurer from November, 1985 to March, 1995).  -0-

Timothy J. Jacoby           Treasurer and Chief Financial Officer of the
(45)               1996     Fund and of the Colonial Funds since October,
                            1996 (formerly Controller and Chief
                            Accounting Officer from October, 1997 to
                            February, 1998); Senior Vice President since
                            September, 1996 of the Adviser (formerly
                            Senior Vice President, Fidelity Accounting
                            and Custody Services from September, 1993 to
                            September, 1996 and Assistant Treasurer from
                            August, 1990 to September, 1993 to the
                            Fidelity Group of Funds).                       -0-

J. Kevin Connaughton        Controller and Chief Accounting Officer of
(33)               1998     the Fund and of the Colonial Funds since
                            February, 1998; Vice President since
                            February, 1998 of the Adviser (formerly
                            Senior Tax Manager,  Coopers & Lybrand, LLP
                            from April, 1996 to January, 1998; Vice
                            President, 440 Financial Group/First Data
                            Investor Services Group from March, 1994 to
                            April, 1996; Vice President, The Boston
                            Company (subsidiary of Mellon Bank) from
                            December, 1993 to March, 1994; Assistant Vice
                            President and Tax Manager, Mellon Bank from
                            March, 1992 to December, 1993).                 -0-

Michael H. Koonce           Secretary of the Fund and of the Colonial
(37)               1997     Funds since August, 1997 (formerly Assistant
                            Secretary from June, 1992 to July, 1997);
                            Director, Senior Vice President, General
                            Counsel, Clerk and Secretary of the Adviser
                            since August, 1997 (formerly Vice President,
                            Counsel, Assistant Secretary and Assistant
                            Clerk from June, 1992 to July, 1997); Vice
                            President - Legal and Clerk of TCG since
                            August, 1997 (formerly Assistant Clerk -
                            Legal from April, 1993 to July, 1997).          -0-

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(4) On February 2, 1998, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

                 Trustees' Compensation, Meetings and Committees

         The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended November 30, 1997 and from the Colonial Funds Complex for the calendar year ended December 31, 1997 for serving as Trustees (5):

                                                       Total Compensation From
                                                       Fund And Fund Complex
                         Aggregate Compensation        Paid To The Trustees For
                         From Fund For The Fiscal      The Calendar Year Ended
Trustee                  Year Ended November 30, 1997  December 31, 1997 (6)
-------                  ----------------------------  ------------------------

Robert J. Birnbaum       $1,379                        $ 93,949
Tom Bleasdale             1,310(7)                      106,432(8)
Lora S. Collins           1,376                          93,949
James E. Grinnell         1,391(9)                       94,698(10)
William D. Ireland, Jr.   1,500                         101,445
Richard W. Lowry          1,390                          94,698
William E. Mayer          1,313                          89,949
James L. Moody, Jr.       1,451(11)                      98,447(12)
John J. Neuhauser         1,395                          94,948
George L. Shinn           1,533                         103,443
Robert L. Sullivan        1,479                          99,945
Sinclair Weeks, Jr.       1,499                         101,445

(5) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(6) At December 31, 1997, the Colonial Funds Complex consisted of 39 open-end and 5 closed-end management investment company portfolios.
(7)     Includes $924 payable in later years as deferred compensation.
(8)     Includes $57,454 payable in later years as deferred compensation.
(9)     Includes $38 payable in later years as deferred compensation.
(10)    Includes $4,797 payable in later years as deferred compensation.
(11) Total compensation of $1,451 for the fiscal year ended November 30, 1997 will be payable in later years as deferred compensation.
(12) Total compensation of $98,447 for the calendar year ended December 31, 1997 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

                          Total Compensation
                          From Liberty Funds For
                          The Calendar Year Ended
Trustee                   December 31, 1997 (13)
-------                   -----------------------

Robert J. Birnbaum         $26,800
James E. Grinnell           26,800
Richard W. Lowry            26,800

(13) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).

         During the Fund's fiscal year ended November 30, 1997, the Board of Trustees held six meetings.

         The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Lowry, Moody, Sullivan and Weeks, met three times during the Fund's fiscal year ended November 30, 1997. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

         The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Grinnell, Neuhauser and Sullivan, met three times during the Fund's fiscal year ended November 30, 1997. The Committee reviews compensation of the Trustees.

         The Governance Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody, Neuhauser and Weeks, met three times during the Fund's fiscal year ended November 30, 1997. The Committee in its sole discretion recommends to the Trustees, among other things, nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

         During the Fund's fiscal year ended November 30, 1997, each of the Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

         If any of the nominees listed above become unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  Required Vote

         A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                           Description of the Adviser

         The Adviser is a wholly-owned subsidiary of TCG, which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.       Ratification of Independent Accountants.

         Price Waterhouse LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending November 30, 1998 by unanimous vote of the Board of Trustees, subject to ratification or rejection by the shareholders. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                                  Required Vote

         Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.


3.       Other Matters and Discretion of Attorneys Named in the Proxy

         As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

         The Meeting is to be held at the same time as the meeting of shareholders of Colonial Intermediate High Income Fund. It is anticipated that such meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

         If a quorum of shareholders (thirty percent of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by April 29, 1998, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the 1940 Act, as amended, require the Fund's Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser (Section 16 reporting persons), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Fund, and on representations that no other reports were required during the fiscal year ended November 30, 1997, the Section 16 reporting persons complied with all Section 16(a) filings applicable to them.

                    Date for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1999 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before November 27, 1998.

    Shareholders are urged to vote, sign and mail their proxies immediately.

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                                       11

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                                       12

                         COLONIAL MUNICIPAL INCOME TRUST

               Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints William J. Ballou, Harold W. Cogger, Nancy L. Conlin and Michael H. Koonce, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust (the "Trust"), to be held in Boston, Massachusetts, on Wednesday, April 29, 1998, and at any adjournments, as follows on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed on the reverse side and, absent direction, will be voted FOR Items 1 and 2 listed on the reverse side.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

-------------------------------                  -----------------------------

-------------------------------                  -----------------------------

-------------------------------                  -----------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

---------------------------------
       COLONIAL MUNICIPAL
         INCOME TRUST
---------------------------------

Mark box at right if an address change or comment has been noted on the reverse side of this card. / /



Please be sure to sign and date this Proxy.        Date



Shareholder sign here                              Co-owner sign here

1.   Election of two Trustees.
     (Item 1 of the Notice)


William E. Mayer
Robert L. Sullivan

                      For           Withhold         For All Except
                      All
                      Nominees
                       /  /          /  /             /  /

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

2. Proposal to ratify the selection of Independent Accountants. (Item 2 of the Notice)

                 FOR              AGAINST               ABSTAIN
                /  /             /  /                   /  /


3. In their discretion, upon such other matters as may properly come before the Meeting.